EXECUTION COPY

EXHIBIT 10.6

FOURTH AMENDMENT TO

SIXTH AMENDED AND RESTATED

REVOLVING CREDIT AND TERM LOAN AGREEMENT AND CONSENT

This Fourth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Consent (“Fourth Amendment”) is made as of August 24, 2007, by and among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”).

RECITALS

A. Borrower, Agent and the Lenders entered into that certain Sixth Amended and Restated Revolving Credit and Term Loan Agreement dated as of December 11, 2006, as amended by the First Amendment dated as of March 14, 2007, by the Second Amendment dated as of March 28, 2007 and by the Third Amendment dated as of May 8, 2007 (as amended or otherwise modified from time to time, the “Credit Agreement”) under which the Lenders extended (or committed to extend) credit to the Borrower, as set forth therein.

B. Borrower has requested that Agent and the Lenders consent to (i) its acquisition of the Equity Interests of Tailor Steel America, LLC (“TSA”), (ii) its acquisition through its subsidiary, Noble European Holdings B.V. (“Noble BV”) of the Equity Interests of TBA Holding B.V. (“TBA Holding”) from Arcelor S.A. (“Arcelor”), (iii) certain actions taken in connection with the acquisition of TSA and the acquisition of TBA Holding to facilitate such acquisitions and (iii) make certain other amendments to the Credit Agreement, and Agent and the Lenders are willing to do so, but only on the terms and conditions set forth in this Fourth Amendment.

NOW, THEREFORE, Borrower, Agent and the Lenders agree:

1.	The Agent and the requisite Lenders hereby consent to the acquisition of all of the Equity Interests of TSA and the acquisition of all of the Equity Interests of TBA Holding for an acquisition price and substantially on the terms and conditions set forth in the Share Purchase Agreement dated as of March 15, 2007, by and between Arcelor S.A. and Noble International, Ltd. (the “TSA Acquisition”), subject to the following conditions:

(a)	both before and after giving effect to the TSA Acquisition, Borrower shall be in compliance with all financial covenants in the Credit Agreement, in each case on a pro forma basis acceptable to the Agent and the Majority Lenders;

(b)	both before and after giving effect to the TSA Acquisition, Unused Revolving Credit Availability shall not be less than $10,000,000;

(c)	both before and after giving effect to the TSA Acquisition, no Default or Event of Default shall have occurred and be continuing;

(d)	the board of directors of the seller of the TSA Equity Interests shall not have disapproved such transaction or recommended that such transaction be disapproved; and

(e)	Borrower shall have satisfied the requirements set forth in Section 8 of this Fourth Amendment.

2.	Section 1 of the Credit Agreement is hereby amended as follows:

(a)	The following definitions are hereby added to Section 1 of the Credit Agreement:

“Arcelor Acquisition Documents” shall mean the Share Purchase Agreement dated as of March 15, 2007 by and among Arcelor S.A. and Borrower, and any other material related agreements arising from or entered into pursuant to the terms thereof.

“Arcelor Seller Subordinated Debt” shall mean unsecured Debt of Borrower evidenced by the Arcelor Seller Subordinated Note.

“Arcelor Seller Subordinated Note” shall mean that certain Subordinated Promissory Note issued by Borrower to Arcelor S.A., dated as of August 31, 2007, in form and substance acceptable to the Agent and the Majority Lenders, as the same may be amended or otherwise modified from time to time in compliance with this Agreement.

“Excluded Foreign Subsidiary” shall mean any Subsidiary organized under the laws of any European country, China or India.

“Fourth Amendment” shall mean the Fourth Amendment to Sixth Amended and Restated Revolving Credit and Term Loan Agreement and Consent dated as of August 24, 2007.

“TBA Acquisitions” shall mean the acquisitions contemplated by the Arcelor Acquisition Documents.

(b)	The following definitions are hereby amended and restated in their entirety:

“Change in Control” shall mean any of the following events or circumstances: (a) any Person or “group” (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) other than Robert J. Skandalaris (or trusts, limited liability companies or partnerships established for his benefit or the benefit of his family members in which he is the trustee, manager or managing general partner) shall either (i) acquire beneficial ownership of more than 45% of any outstanding class of common stock of Borrower having ordinary voting power in the election of directors of

Borrower or (ii) obtain the power (whether or not exercised) to elect a majority of Borrower’s directors, (b) Robert J. Skandalaris shall cease to exercise substantially the same or greater duties and responsibilities as those he exercises as of the Restatement Date as Chairman of Borrower or (c) any “Change of Control”, as such term or similar concept is defined in any Subordinated Debt Document.

“Seller Debt” shall mean (i) the Arcelor Seller Subordinated Debt and (ii) such other unsecured, subordinated Debt of Borrower or any Loan Party incurred pursuant to a Permitted Acquisition and having a term extending at least beyond the later of the Revolving Credit Maturity Date and the Term Loan Maturity Date, with no amortization until such date and with no call option or other provision for mandatory repayment except for acceleration on default, and as to which the terms of the subordination and all of the material terms of which, including, without limitation, the maturity date, terms of amortization, interest rate, restrictive covenants and defaults, shall be reasonably acceptable to the Majority Lenders.

“Seller Notes” shall mean (i) the Arcelor Seller Subordinated Note and (ii) such other unsecured, subordinated notes issued by Borrower or any Loan Party to evidence Seller Debt, in each case in form and substance acceptable to the Agent and the Majority Lenders.

3.	The preamble to Section 6 is hereby amended and restated as follows:

“Borrower represents and warrants with respect to itself and its Subsidiaries (other than any Excluded Foreign Subsidiary) and, to the extent not prohibited or restricted under applicable law, with respect to all other Loan Parties, and such representations and warranties shall survive until the expiration of all Letters of Credit and final payment in full of the Indebtedness, the performance by Borrower and the Loan Parties of all other obligations under this Agreement and the other Loan Documents and the termination of all commitments to extend credit under any Loan Document:”

4.	Section 7 of the Credit Agreement is hereby amended as follows:

(a)	The preamble to Section 7 is hereby amended and restated as follows:

“Borrower covenants and agrees that it will, and, as applicable, it will cause each of its Subsidiaries (other than any Excluded Foreign Subsidiary), until the expiration of all Letters of Credit and final payment in full of the Indebtedness, the performance by Borrower and the other US/Canadian Companies of all other obligations under this Agreement and the other Loan Documents and the termination of all commitments to extend credit under any Loan Document, to:”

(b)	The words “(other than any Excluded Foreign Subsidiary)” shall be added immediately following the references to “Significant Foreign Subsidiary” in Section 7.20(b)(ii).

5.	Section 8 of the Credit Agreement is hereby amended as follows:

(a)	The preamble to Section 8 is hereby amended and restated as follows:

“Borrower covenants and agrees that, until the expiration of all Letters of Credit and final payment in full of the Indebtedness, the performance by Borrower and the other US/Canadian Companies of all other obligations under this Agreement and the other Loan Documents and the termination of all commitments to extend credit under any Loan Document, it will not, and will not permit (i) with respect to Sections 8.1, 8.2 and 8.3, and any of its Subsidiaries (other than any Excluded Foreign Subsidiary) and (ii) with respect to all of the provisions this Article 8, any of the other US/Canadian Companies to:”

(b)	Clause (h) of Section 8.1 is hereby amended and restated as follows:

“(h)(i) the Arcelor Seller Debt and (ii) other Seller Debt not exceeding $10,000,000 in aggregate principal amount at any one time outstanding;”

(c)	Section 8.1 is further amended by adding the word “and” at the end of clause (i); deleting the “; and” at the end of clause (j) and replacing it with a period (“.”); and deleting clause (k) in its entirety.

(d)	Clause (g) of Section 8.2 is hereby amended and restated as follows:

“(g) Reserved; and”

(e)	Clauses (e) and (g) of Section 8.3 are hereby amended and restated as follows:

“(e) Reserved;”

“(g) Reserved.”

(f)	Section 8.4 is hereby amended by replacing the period (“.”) at the end of clause (b) with “; and”; and adding the following as new clause (c):

“(c) the TBA Acquisitions, subject to the conditions set forth in Section 1 of the Fourth Amendment.”

(g)	Subclause (i) of Section 8.7(e) is hereby amended and restated as follows:

“(i) intercompany loans or intercompany Investments by any Loan Party to any other Loan Party; provided that any intercompany loan hereunder shall be evidenced by and funded under an Intercompany Note pledged to the Agent under the appropriate Collateral Documents and provided further that at the time any such loan, advance or investment is made (before and after giving effect thereto) no Default or Event of Default has occurred and is continuing;”

(h)	Clause (h) of Section 8.7 is hereby amended and restated as follows:

“(h) intercompany loans, advances or Investments made by Borrower or any Domestic Subsidiary to any Non-US/Canadian Company (other than any Excluded Foreign Subsidiary) not to exceed $6,000,000 in the aggregate outstanding at any time (including the existing advances to Noble Metal Processing Australia, Inc.); provided that any intercompany loan hereunder shall be evidenced by and funded under an Intercompany Note pledged to the Agent under the appropriate Collateral Documents and provided further that at the time any such loan, advance or investment is made (before and after giving effect thereto) no Default or Event of Default has occurred and is continuing; provided, however, that no security agreement shall be required if a taxable event shall occur as a result of the execution of such security agreement by any Foreign Subsidiary; and”

(i)	The following is hereby added as new clause (i) to Section 8.7:

“(i) the Investment made by Borrower in Noble European Holdings B.V. made in connection with the consummation of the TBA Acquisitions;”

(j)	Section 8.12 is hereby amended to add the words “or to any Arcelor Acquisition Document”, immediately following the words “or to any Acquisition Document” therein.

6.	The parties hereto agree that the reference to “Subsidiary” or “Subsidiaries” in clauses (b), (f), (h), (i), (j) and (n) of Section 9 of the Credit Agreement shall be deemed to be a reference to “Subsidiary (but excluding any European Subsidiary)” or “Subsidiaries (but excluding any European Subsidiary)”, as the case may be.

7.	The Lenders hereby agree to extend the due date set forth in the Post-Closing Letter dated December 11, 2006, for the required delivery of leasehold mortgages and related documentation for certain properties specified on Exhibit A thereto (other than with respect to the Stowe, Ohio property), from August 14, 2007 (as extended by the Third Amendment to the Credit Agreement) to September 30, 2007.

8.	This Fourth Amendment shall become effective (according to the terms hereof) on the date that the following conditions have been fully satisfied by the Borrower (“Fourth Amendment Effective Date”):

(a)	Agent shall have received counterpart originals of this Fourth Amendment, in each case duly executed and delivered by the Borrower and the requisite Lenders and the Agent in form satisfactory to Agent and the Lenders.

(b)	Agent shall have received the Acknowledgment of Guarantor executed and delivered by each Guarantor in the form attached to this Fourth Amendment as Attachment 1.

(c)	Agent shall have received certified copies of resolutions of the board of directors of the Borrower and the other Loan Parties authorizing the TSA Acquisition, the execution and delivery of this Fourth Amendment and the other Loan Documents required in connection herewith, and the performance by the Borrower of its obligations under the Credit Agreement, as amended by this Fourth Amendment.

(d)	Agent shall have received an Amendment to Security Agreement, executed and delivered by Borrower and in form and substance satisfactory to Agent, whereby Borrower shall pledge to Agent 100% of the Equity Interests in Noble TSA, along with the original share certificate (if any) evidencing such Equity Interests and a blank form of assignment separate from certificate executed by Borrower ;

(e)	Agent shall have received each of the following:

(i)	certified copies of the Certificate of Organization and Limited Liability Company Agreement for Noble TSA;

(ii)	a certificate of continued existence for Noble TSA from Delaware and from every state or other jurisdiction where Noble TSA is qualified to do business;

(iii)	certified resolutions of Noble TSA from its managers evidencing approval of the execution and delivery by Noble TSA of each of the Loan Documents to which it is to become a party; and

(iv)	certificate of incumbency and signature of the managers of Noble TSA executing and authorized to execute any Loan Document.

(f)	Agent shall have received each of the following:

(i)	certified copies of the Articles of Organization and Operating Agreement for TSA;

(ii)	a certificate of continued existence for TSA from Delaware and from every state or other jurisdiction where TSA from is qualified to do business;

(iii)	certified resolutions of TSA from its managers evidencing approval of the execution and delivery by TSA of each of the Loan Documents to which it is to become a party; and

(iv)	certificate of incumbency and signature of the managers of TSA executing and authorized to execute any Loan Document.

(g)	Agent shall have received the following, in each case executed and delivered by Noble TSA and TSA and in form and substance satisfactory to Agent:

(i)	Joinder Agreement (Security Agreement) (and supplemental schedules to the Security Agreement as required therein); and

(ii)	Joinder Agreement (Guaranty).

(h)	Agent shall have received, with respect to Noble TSA and TSA, (i) certified copies of uniform commercial code requests for information, or a similar search report certified by a party acceptable to the Agent, dated a date reasonably prior to the Fourth Amendment Effective Date, listing all effective financing statements in Delaware, and, if necessary, executed Uniform Commercial Code (Form UCC-3) Termination Statements necessary to release all Liens in any Collateral (other than Liens permitted by Section 8.2 of the Credit Agreement) and (ii) intellectual property search reports results from the United States Patent and Trademark Office and the United States Copyright Office dated a date reasonably prior to the Fourth Amendment Effective Date.

(i)	Agent shall have received a fully executed copy of the Arcelor Seller Note, in form and substance satisfactory to Agent and the Majority Lenders.

(j)	Borrower shall have paid to the Agent, for distribution to the Lenders, as applicable, all interest, other fees and other amounts, if any, owed to the Agent and the Lenders and accrued to the Fourth Amendment Effective Date.

9.

Borrower hereby represents and warrants that, after giving effect to the amendments to the Credit Agreement contained herein, (a) execution and delivery of this Fourth Amendment are within such party’s corporate powers, have been duly authorized, are not in contravention of law or the terms of their respective articles of incorporation or bylaws, and except as have been previously obtained do not require the consent or approval, material to the amendments contemplated in this Fourth Amendment, of any governmental body, agency or authority, and this Fourth Amendment and the Credit Agreement will constitute the valid and binding obligations of such undersigned parties enforceable in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity (whether enforcement is sought in a proceeding in equity or at law), (b) the continuing representations and warranties set forth in Sections 6.1 through 6.24 inclusive, of the Credit Agreement are true and correct on and as of the date hereof, and such representations and warranties are and shall remain continuing representations and warranties during the entire life of the Credit Agreement, and (c) as of the Fourth Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

10.	Borrower and the Lenders each hereby ratify and confirm their respective obligations under the Credit Agreement, as amended by the Fourth Amendment and agree that the Credit Agreement hereby remains in full force and effect after giving effect to the effectiveness of the Fourth Amendment and that, upon such effectiveness, all references in such Loan Documents to the “Credit Agreement” shall be references to the Credit Agreement as amended by the Fourth Amendment.

11.	Except as specifically set forth above, this Fourth Amendment shall not be deemed to amend or alter in any respect the terms and conditions of the Credit Agreement or any of the Notes issued thereunder, or to constitute a waiver by the Lenders or Agent of any right or remedy under or a consent to any transaction not meeting the terms and conditions of the Credit Agreement, any of the Notes issued thereunder or any of the other Loan Documents.

12.	Unless otherwise defined to the contrary herein, all capitalized terms used in this Fourth Amendment shall have the meaning set forth in the Credit Agreement.

13.	This Fourth Amendment may be executed in counterpart in accordance with Section 14.9 of the Credit Agreement.

14.	This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of Michigan.

[signatures follow on succeeding pages]

IN WITNESS WHEREOF, Borrower, the Lenders and Agent have each caused this Fourth Amendment to be executed by their respective duly authorized officers or agents, as applicable, all as of the date first set forth above.

COMERICA BANK,
as Agent

By:	/s/ James Q. Goudie
Its:	VP and AGM

Signature Page to Fourth Amendment

NOBLE INTERNATIONAL, LTD.

By:	/s/ David J. Fallon
Its:	CFO

Signature Page to Fourth Amendment

COMERICA BANK, as Swing Line Lender, Issuing Lender and a Lender

By:	/s/ James Q. Goudie
Its:	AGM & VP

Signature Page to Fourth Amendment

NATIONAL CITY BANK,
as Co-Lead Arranger, Joint Bookrunner, Co-Syndication Agent and a Lender

By:	/s/ Horst Sherriff
Its:	Vice President

Signature Page to Fourth Amendment

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent and a Lender

By:	/s/ Thomas A. Lakocy
Its:	Senior Vice President

Signature Page to Fourth Amendment

BMO CAPITAL MARKETS FINANCING, INC.,
as Documentation Agent and a Lender

By:	/s/ William Thomson
Its:	Vice President

Signature Page to Fourth Amendment

CITIZENS BANK,
as a Lender

By:	/s/ Troy Stevenson
Its:	Vice President

Signature Page to Fourth Amendment

ATTACHMENT 1

ACKNOWLEDGMENT OF GUARANTORS

Each of the undersigned, being an authorized officer of the guarantors listed below (collectively, the “Guarantors”) hereby acknowledge that (a) such Guarantor executed a Second Amended and Restated Guaranty dated as of October 12, 2006 (“Guaranty”) and that certain Reaffirmation of Loan Documents dated as of December 11, 2006, pursuant to which such Guarantor guaranteed the obligations of the Borrower under that certain Noble International, Ltd. Sixth Amended and Restated Credit Agreement dated as of December 11, 2006 (as amended or otherwise modified from time to time, the “Credit Agreement”), among Noble International, Ltd. (“Borrower”), the Lenders parties thereto from time to time and Comerica Bank, as Agent for the Lenders (the “Agent”) and (b) Borrower, the Lenders and the Agent have executed the Fourth Amendment to the Credit Agreement dated as of date hereof (the “Amendment”). Each of the undersigned hereby ratifies and confirms its obligations under the Credit Agreement and the Guaranty and agrees that the Guaranty remains in full force and effect after giving effect to the effectiveness of the Amendment. Capitalized terms not otherwise defined herein will have the meanings given in the Credit Agreement. This acknowledgment shall be governed by and construed in accordance with the laws of, and be enforceable in, the State of Michigan.

Dated as of the 24th day of August, 2007.

NOBLE COMPONENTS & SYSTEMS, INC.
NOBLE ADVANCED TECHNOLOGIES, INC.
NOBLE TUBE TECHNOLOGIES, LLC
NOBLE LOGISTIC SERVICES, INC.
NOBLE METAL PROCESSING-OHIO, LLC
PULLMAN INDUSTRIES, INC.
PULLMAN INVESTMENTS LLC
PULLMAN INDUSTRIES OF INDIANA, INC.
NOBLE MANUFACTURING GROUP, INC.
NOBLE METAL PROCESSING, INC.
NOBLE LAND HOLDINGS, INC.
PROTOTECH LASER WELDING INC.
NOBLE SWISS HOLDINGS, INC.
NOBLE METAL PROCESSING-NEW YORK, INC.

By:	/s/ David J. Fallon
Name:	David J. Fallon
Title:	Chief Financial Officer of each of the foregoing entities